Receivables, net	12 Months Ended
Dec. 31, 2016
Receivables, net
Receivables, net

Note 7—Receivables, net

“Receivables, net” consisted of the following:

	December 31,
($ in millions)	2016	2015
Trade receivables	7,293	7,197

Other receivables	587	665
Allowance	(314)	(258)

	7,566	7,604
Unbilled receivables, net:
Costs and estimated profits in excess of billings	3,058	3,385
Advance payments consumed	(928)	(928)

	2,130	2,457

Total	9,696	10,061

“Trade receivables” in the table above includes contractual retention amounts billed to customers of $463 million and $545 million at December 31, 2016 and 2015, respectively. Management expects that the substantial majority of related contracts will be completed and the substantial majority of the billed amounts retained by the customer will be collected. Of the retention amounts outstanding at December 31, 2016, 65 percent and 21 percent are expected to be collected in 2017 and 2018, respectively.

“Other receivables” in the table above consists of value added tax, claims, rental deposits and other non-trade receivables.

“Costs and estimated profits in excess of billings” in the table above represents revenues earned and recognized for contracts under the percentage-of-completion or completed-contract method of accounting. Management expects that the majority of the amounts will be collected within one year of the respective balance sheet date.

The reconciliation of changes in the allowance for doubtful accounts is as follows:

($ in millions)	2016	2015	2014
Balance at January 1,	258	279	317

Additions	163	118	103
Deductions	(96)	(113)	(118)
Exchange rate differences	(11)	(26)	(23)

Balance at December 31,	314	258	279